VAN KAMPEN UNIT TRUSTS, SERIES 789

                      Select 10 Industrial Portfolio 2008-5

              Supplement to the Prospectus dated September 2, 2008



     Notwithstanding anything to the contrary in the prospectus, the stock of American International Group, Inc. has been liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: September 16, 2008